UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2008
Date of Report (Date of earliest event reported)

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 13, 2008, ICP Solar Technologies Inc. (the “Company”) completed the closing (the “Closing”) of a private placement financing (the “Private Placement”) in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, for gross proceeds of US $3,000,000. The investors were BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.

A portion of the proceeds from the Offering are being used to redeem all of the outstanding principal and accrued interest on the Company’s credit facility with Royal Bank of Canada dated December 7, 2006. Following the payment of certain finders fees and transaction expenses, the net proceeds from the Offering are being held in escrow and are made available to the Company in varying amounts on a quarterly basis through and including February 1, 2010.

The Private Placement consists of (i) 11% senior secured convertible debentures in the Company issued at a 10% discount with an aggregate face value of $3,333,333 and a maturity date of June 13, 2010, with interest payable monthly, convertible into shares of common stock of the Company at an initial conversion price (subject to adjustment) of US $0.50; (ii) 6,666,666 Series A purchase warrants each exercisable to purchase one share of common stock of the Company, at an initial exercise price of US $0.50 per share (subject to adjustment) for a period of 6 years from the date of the Closing; (iii) 6,666,666 Series B purchase warrants, each exercisable to purchase one share of common stock of the Company at an initial exercise price of US $1.00 per share (subject to adjustment) for a period of 6 years from the date of the Closing; and (iv) 6,666,666 in Series C purchase warrants, each exercisable to purchase one share of common stock of the Company at an initial exercise price of US $1.00 per share (subject to adjustment) for a period of 6 years from the date of the Closing (but which are not exercisable until after all of the series B warrants have been exercised.).

The debentures are secured by a first lien on all of the assets of the Company. The Company’s obligations under the debentures are guaranteed by the following subsidiaries: 1260491 Alberta, Inc., ICP Solar Technologies, ICP Global Technologies, Inc., and WES Power Technology, Inc. The following subsidiaries are not guarantors: ICP Asia Ltd. and ICP Global Tech PTY Ltd.

The Company has agreed to register the shares of Common Stock issuable upon exercise of the warrants and has agreed to file the registration statement by July 15, 2008. The Company is subject to various penalties for failure to meet certain deadlines for the filing of and effectiveness of the registration statement. The shares of Common Stock issuable upon conversion of the debentures are not required to be registered under the transaction documents.

Holders of the debentures may require the Company to redeem the debentures upon the occurrence of any one or more of events of default specified in the debentures.

The officers and Directors of the Company have agreed to a lockup of sales of Company securities owned by them for certain time periods as specified in a Lockup Agreement.

The President and CEO of the Company has agreed to vote or to cause to be voted all Company shares owned or controlled by him in favor of any amendment to the Company’s Certificate of Incorporation or other governing documents necessary to ensure the Company’s compliance with its obligations under the transaction documents related to maintaining authorized shares of Common Stock for issuance upon conversion of the debentures and/or exercise of the Warrants.

In connection with this transaction, certain finders will receive (i) cash fees in an aggregate amount of 8% of the gross proceeds, and (ii) warrants, exercisable for shares of Common Stock for 2 years at $0.50 per share, the number of warrants calculated as follows: eight percent (8%) of the gross proceeds divided by the initial conversion price of the debentures.

Copies of the Securities Purchase Agreement, Subsidiary Guarantee, Form of Debenture, Form of Series A Warrant, Form of Series B Warrant, Form of Series C Warrant, Registration Rights Agreement, Security Agreement, Intellectual Property Security Agreement, Escrow Agreement, Voting Agreement Letter, and Form of Lockup Agreement, and a copy of a press release dated June 11, 2008, are attached hereto. The foregoing descriptions are qualified in their entirety to such exhibits, which are incorporated by reference herein.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01

Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.2	Form of 11% Senior Secured Convertible Debenture Due June 13, 2010.
10.1	Securities Purchase Agreement, dated June 13, 2008, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.
10.2	Subsidiary Guarantee, dated June 13, 2008, by ICP Solar Technologies, Inc., 1260491 Alberta, Inc., ICP Solar Technologies, ICP Global Technologies, Inc., and WES Power Technology, Inc.
10.3	Form of Series A Warrant to Purchase Common Stock
10.4	Form of Series B Warrant to Purchase Common Stock
10.5	Form of Series C Warrant to Purchase Common Stock
10.6	Registration Rights Agreement, dated June 13, 2008, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.
10.7	Security Agreement, dated June 13, 2008, between ICP Solar Technologies, Inc., 1260491 Alberta, Inc., ICP Solar Technologies, ICP Global Technologies, Inc., WES Power Technology, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.
10.8	Form of Intellectual Property Security Agreement, dated June 13, 2008.
10.9	Escrow Agreement, dated June 10, 2008, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., Platinum Long Term Growth VI, LLC, and Burns & Levinson, LLP.
10.10	Voting Agreement Letter, dated June 13, 2008, issued by Sass Peress to BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.
10.11	Form of Lockup Agreement, dated June 13, 2008.
99.1	Press Release issued by ICP Solar Technologies Inc. dated June 11, 2008 regarding the private placement financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICP SOLAR TECHNOLOGIES INC.

Date: June 17, 2008
	By:	/s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and
Chairman